Exhibit 10.26

FIRST AMENDMENT TO RELATIVE RIGHTS AGREEMENT

This FIRST AMENDMENT TO RELATIVE RIGHTS AGREEMENT (this “Amendment”) is entered into as of June 3, 2024, by and among Bank of America, N.A., as administrative agent under the ABL Credit Agreement (such term, and each other term used but not defined in this preamble or in the preliminary statements to this Agreement, having the meaning assigned thereto in the Relative Rights Agreement (as defined below)) (in such capacity, the “ABL Administrative Agent”), Bank of America, N.A., as collateral agent under the ABL Credit Agreement (in such capacity, the “ABL Collateral Agent”, and collectively with the ABL Administrative Agent, the “ABL Agents”), Bank of America, N.A., as administrative agent under the Term Loan Agreement (in such capacity, the “Term Loan Agent”, and collectively with the ABL Agents, the “Agents”), the entities listed on Schedule 1 attached hereto (individually and collectively, the “Landlord”), each of the parties listed on Schedule 2 attached hereto (collectively, the “Tenants”) and each of the parties listed on Schedule 3 attached (collectively, the “Guarantors”, and together with the Tenants, the “Obligors”).

RECITALS:

A. The Agents, the Landlord, the Obligors and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Indenture Trustee, are parties to that certain Relative Rights Agreement, dated as of June 28, 2018 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Relative Rights Agreement”). Initially capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to them in the Relative Rights Agreement.

B. The Agents, the Landlord and the Obligors desire to amend the Relative Rights Agreement in accordance with Section 9.9(a) thereof on the terms and conditions set forth below.

AGREEMENT:

NOW, THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agents, the Landlord and the Obligors hereby agree as follows:

1. AMENDMENTS TO RELATIVE RIGHTS AGREEMENT. Effective as of the date first set forth above, the Relative Rights Agreement is hereby amended as follows:

1.1 The definition of “Cap Amount Floor” appearing in Section 1.1 of the Relative Rights Agreement is hereby amended to replace “$175,000,000” appearing therein with “$275,000,000”.

1.2 The definition of “Cap Amount” appearing in Section 1.1 of the Relative Rights Agreement is hereby amended and restated in its entirety as follows:

“Cap Amount” means $375,000,000; provided, that solely for purposes of Section 2.6, “Cap Amount” means (a) $375,000,000 (as such amount is reduced pursuant to Section 2.3(a)), minus (b) the pro rata portion of the aggregate amount of principal repayments and prepayments (to the extent not financed with the proceeds of Indebtedness (other than (i) revolving Indebtedness and (ii) intercompany Indebtedness)) of principal in respect of (w) the Term Loan Lender Obligations (other than, so long as there is not an existing or continuing Event of Default (as defined in the Master Lease) under the Master Lease as of the date of repayment or prepayment, any such principal repayments or prepayments made (directly or indirectly) from the proceeds of any Equity Issuance (as defined in the Term Loan Agreement) of Ardent Health Partners, LLC, a Delaware limited liability company (to be converted into Ardent Health Partners, Inc., a Delaware corporation, prior to such Equity Issuance) (“Parent”), or any public Equity Issuance of AHP Health Partners, Inc., a Delaware corporation (the “Borrower”), in each case, after May 30, 2024), (x) the ABL Lender Obligations (other than the ABL Lender Obligations under the ETMC Facility) (to the extent of a corresponding permanent commitment reduction under the ABL Credit Agreement) and (y) any other indebtedness (in the case of revolving indebtedness, a corresponding permanent commitment reduction in respect thereof) incurred in compliance with Section 9.9(b) that is subject to the Landlord Debt Purchase Option and to which a Tenant is a secured guarantor or secured obligor, in each case, specifically excluding any such payments in connection with a refinancing or replacement of the Term Loan Lender Obligations, the ABL Lender Obligations (other than the ABL Lender Obligations under the ETMC Facility) or any other obligations in respect of secured indebtedness incurred in compliance with Section 9.9(b) that is subject to the Landlord Debt Purchase Option and to which a Tenant is a secured guarantor or secured obligor, plus (c) the pro rata portion of the aggregate amount of all loans or commitment increases made pursuant to the terms of the Term Loan Documents or the ABL Documents or any other secured indebtedness incurred in compliance with Section 9.9(b) that is subject to the Landlord Debt Purchase Option and to which a Tenant is a secured guarantor or secured obligor; provided that in no event shall the Cap Amount (x) exceed $375,000,000 or (y) be less than the Cap Amount Floor; provided further, that, in connection with any refinancing or replacement of the Term Loan Lender Obligations, the ABL Lender Obligations (other than the ABL Lender Obligations under the ETMC Facility) or any obligations in respect of secured indebtedness incurred in compliance with Section 9.9(b) and subject to the Landlord Debt Purchase Option and to which a Tenant is a secured guarantor or secured obligor, the Cap Amount shall automatically be re-set at $375,000,000. For purposes of this definition, “pro rata portion” shall be equal to (x) the amount of any principal repayment or prepayment as set forth in clause (b) above (to the extent not financed with the proceeds of Indebtedness (other than (i) revolving Indebtedness and (ii) intercompany Indebtedness)) (and, in the case of the ABL Lender Obligations (other than the ABL Lender Obligations under the ETMC Facility) or any other revolving indebtedness, the permanent commitment reduction thereunder) multiplied by (y) a fraction, (i) the numerator of which is the sum of the then outstanding principal amount of (A) the Tenant Lender Obligations (not to exceed, together with amounts included in clause (B), $375,000,000) and (B) the obligations of the Tenants under any other secured indebtedness incurred in compliance with Section 9.9(b) and subject to the Landlord Debt Purchase Option and to which a Tenant is a secured guarantor or secured obligor (not to exceed, together with amounts included in clause (A), $375,000,000), and (ii) the denominator of which is the sum of the then outstanding principal amount of (A) Term Loans under the Term Loan Agreement and commitments under the ABL Credit Agreement (other than the ABL Lender Obligations under the ETMC Facility), and (B) any

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other secured indebtedness incurred (including revolving commitments) in compliance with Section 9.9(b) that is subject to the Landlord Debt Purchase Option and to which a Tenant is a secured guarantor or secured obligor, in each case of clauses (i) and (ii), calculated as set forth in clause (b) above. The Tenants shall maintain proper books of record and account which reflect any principal repayments or prepayments that would reduce the Cap Amount, and provide a good faith calculation of the then applicable Cap Amount upon request of Landlord or Agent (together with reasonably supporting detail of such calculation).

2. REAFFIRMATION OF OBLIGATIONS. Notwithstanding the modifications to the Relative Rights Agreement contained herein, the Agents, the Landlord and the Obligors hereby acknowledge and reaffirm their respective obligations under the Relative Rights Agreement (as amended by this Amendment) and all other documents executed by such party in connection therewith.

3. MISCELLANEOUS PROVISIONS.

3.1 Interpretation. This Amendment shall be construed as a whole and in accordance with its fair meaning. Headings are for convenience only and shall not be used in construing meaning. The parties acknowledge and agree that each party has had the benefit of competent, independent legal counsel and other advisors, and that each party has had an equal right to negotiate the terms and participate in the drafting of this Amendment. Whenever the words “include,” “includes” or “including” are used in this Amendment, they shall be interpreted as if the phrase “without limitation” immediately followed.

3.2 Further Instruments. Each party hereto will, whenever and as often as it shall be reasonably requested so to do by another party, cause to be executed, acknowledged or delivered, any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Amendment.

3.3 Incorporation of Recitals. The Recitals to this Amendment are incorporated hereby by reference.

3.4 Counterparts. This Agreement may be executed in counterparts and by facsimile signature or electronic transmission of a PDF copy, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

3.5 Effect of Amendment. Except as specifically amended pursuant to the terms of this Amendment, the terms and conditions of the Relative Rights Agreement shall remain unmodified and in full force and effect. In the event of any inconsistencies between the terms and conditions of this Amendment and any terms and conditions of the Relative Rights Agreement, the terms and conditions of this Amendment shall govern and prevail.

3.6 Entire Agreement; Severability. This Amendment (and the Relative Rights Agreement as amended by this Amendment) embodies the entire agreement and understanding of the parties hereto concerning the subject matter contained herein. If any provision of this Amendment shall be declared invalid or unenforceable, the parties hereto agree that the remaining provisions of this Amendment shall continue in full force and effect.

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3.7 Choice of Law; Waiver of Jury Trial; Jurisdiction and Venue. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The provisions of Section 9.7 of the Relative Rights Agreement are hereby incorporated by reference mutatis mutandis.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

AGENTS:

BANK OF AMERICA, N.A., as the ABL Collateral Agent

By:	/s/ Stephen L. Hipsman
Name:	Stephen L. Hipsman
Title:	Senior Vice President

BANK OF AMERICA, N.A., as the ABL Administrative Agent

By:	/s/ Stephen L. Hipsman
Name:	Stephen L. Hipsman
Title:	Senior Vice President

BANK OF AMERICA, N.A., as the Term Loan Agent

By:	/s/ Steven Gazzillo
Name:	Steven Gazillo
Title:	Vice President

LANDLORD:

VTR HILLCREST MC TULSA, LLC, a Delaware limited liability company

By:	/s/ Nicholas Jacoby
Name:	Nicholas Jacoby
Title:	Authorized Signatory

VTR HILLCREST HS TULSA, LLC, a Delaware limited liability company

By:	/s/ Nicholas Jacoby
Name:	Nicholas Jacoby
Title:	Authorized Signatory

VTR BAILEY MC, LLC, a Delaware limited liability company

By:	/s/ Nicholas Jacoby
Name:	Nicholas Jacoby
Title:	Authorized Signatory

VTR HEART HOSPITAL, LLC, a Delaware limited liability company

By:	/s/ Nicholas Jacoby
Name:	Nicholas Jacoby
Title:	Authorized Signatory

VTR LOVELACE WH, LLC, a Delaware limited liability company

By:	/s/ Nicholas Jacoby
Name:	Nicholas Jacoby
Title:	Authorized Signatory

VTR LOVELACE WESTSIDE, LLC, a Delaware limited liability company

By:	/s/ Nicholas Jacoby
Name:	Nicholas Jacoby
Title:	Authorized Signatory

VTR LOVELACE ROSWELL, LLC, a Delaware limited liability company

By:	/s/ Nicholas Jacoby
Name:	Nicholas Jacoby
Title:	Authorized Signatory

VTR LOVELACE MC & REHAB, LLC, a Delaware limited liability company

By:	/s/ Nicholas Jacoby
Name:	Nicholas Jacoby
Title:	Authorized Signatory

VTR HILLCREST CLAREMORE, LLC, a Delaware limited liability company

By:	/s/ Nicholas Jacoby
Name:	Nicholas Jacoby
Title:	Authorized Signatory

VTR BAPTIST SA, LLC, a Delaware limited liability company

By:	/s/ Nicholas Jacoby
Name:	Nicholas Jacoby
Title:	Authorized Signatory

TENANTS:

AHS HILLCREST MEDICAL CENTER, LLC, a Delaware limited liability company

By:	/s/ Ashley M. Crabtree
Name:	Ashley M. Crabtree
Title:	Senior Vice President, Treasurer

AHS SOUTHCREST HOSPITAL, LLC, a Delaware limited liability company

By:	/s/ Ashley M. Crabtree
Name:	Ashley M. Crabtree
Title:	Senior Vice President, Treasurer

AHS TULSA HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Ashley M. Crabtree
Name:	Ashley M. Crabtree
Title:	Senior Vice President, Treasurer

AHS OKLAHOMA PHYSICIAN GROUP, LLC, a Delaware limited liability company

By:	/s/ Ashley M. Crabtree
Name:	Ashley M. Crabtree
Title:	Senior Vice President, Treasurer

BAILEY MEDICAL CENTER, LLC, a Delaware limited liability company

By:	/s/ Ashley M. Crabtree
Name:	Ashley M. Crabtree
Title:	Senior Vice President, Treasurer

AHS CLAREMORE REGIONAL HOSPITAL, LLC, a Delaware limited liability company

By:	/s/ Ashley M. Crabtree
Name:	Ashley M. Crabtree
Title:	Senior Vice President, Treasurer

LOVELACE HEALTH SYSTEM, LLC, a New Mexico limited liability company

By:	/s/ Ashley M. Crabtree
Name:	Ashley M. Crabtree
Title:	Senior Vice President, Treasurer

SOUTHWEST MEDICAL ASSOCIATES, LLC, a New Mexico limited liability company

By:	/s/ Ashley M. Crabtree
Name:	Ashley M. Crabtree
Title:	Senior Vice President, Treasurer

BSA HOSPITAL, LLC, a Texas limited liability company

By:	/s/ Ashley M. Crabtree
Name:	Ashley M. Crabtree
Title:	Senior Vice President, Treasurer

GUARANTORS:

ARDENT HEALTH PARTNERS, LLC, a Delaware limited liability company

By:	/s/ Ashley M. Crabtree
Name:	Ashley M. Crabtree
Title:	Senior Vice President, Treasurer

AHP HEALTH PARTNERS, INC., a Delaware corporation

By:	/s/ Ashley M. Crabtree
Name:	Ashley M. Crabtree
Title:	Senior Vice President, Treasurer

ARDENT LEGACY HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Ashley M. Crabtree
Name:	Ashley M. Crabtree
Title:	Senior Vice President, Treasurer

SCHEDULE 1

LANDLORD ENTITIES

1.	VTR Hillcrest MC Tulsa, LLC

2.	VTR Hillcrest HS Tulsa, LLC

3.	VTR Bailey MC, LLC

4.	VTR Heart Hospital, LLC

5.	VTR Lovelace WH, LLC

6.	VTR Lovelace Westside, LLC

7.	VTR Lovelace Roswell, LLC

8.	VTR Lovelace MC & Rehab, LLC

9.	VTR Hillcrest Claremore, LLC

10.	VTR Baptist SA, LLC

SCHEDULE 2

TENANT ENTITIES

1.	BSA Hospital, LLC

2.	AHS Hillcrest Medical Center, LLC

3.	AHS Tulsa Holdings, LLC

4.	AHS Oklahoma Physician Group, LLC

5.	AHS Southcrest Hospital, LLC

6.	Bailey Medical Center, LLC

7.	AHS Claremore Regional Hospital, LLC

8.	Lovelace Health System, LLC (f/k/a Lovelace Health System, Inc.)

9.	Southwest Medical Associates, LLC

SCHEDULE 3

GUARANTORS

1.	Ardent Health Partners, LLC

2.	AHP Health Partners, Inc.

3.	Ardent Legacy Holdings, LLC